                                                                    EXHIBIT 99.1



                               DAXBOURNE LIMITED

                             FINANCIAL STATEMENTS

                               30/TH/ APRIL 1997



                      Company Registration Number 1320298



                         F.L.R.  LININGTON FAPA, ATII
                         ----------------------------

                              Registered Auditor
                                83 High Street
                                   Caterham
                                Surrey CR3 5UF

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

                              FINANCIAL ACCOUNTS
                     FOR THE YEAR ENDED 30/TH/ APRIL 1997



                                   CONTENTS

          1. & 2. Report of the Director
                  Statement of Director's Responsibilities

          3.      Report of the Auditor to the Shareholders

          4.      Consolidated Profit and Loss Account

          5.      Consolidated Balance Sheet

          6.      Balance Sheet

          7.      Consolidated Cash Flow Statement

          8.      Notes to the Accounts

                               DAXBOURNE LIMITED

            DIRECTOR'S REPORT FOR THE YEAR ENDED 30/TH/ APRIL 1997


The Director has pleasure in submitting the Annual Report and Financial Statements for the year ended 30/th/ April 1997.

RESULTS AND DIVIDEND
--------------------

The Results of the year are stated in the Financial Statements. A dividend of (Pounds)160 per share was paid during the year.

ACTIVITIES
----------

The activities of the Group are of importing and distributing a range of products.

FIXED ASSETS
------------

Information relating to changes in Tangible Fixed Assets is given in Note 7 to the Financial Statements.

CHARITABLE AND POLITICAL CONTRIBUTIONS
--------------------------------------

During the year the Company made no political contributions (1996 - (Pounds)nil). Donations to the U.K. Charities amounted to Nil (1996 - (Pounds)350).

DIRECTOR
--------

The Director of the Company during the year, together with his shareholdings, was as follows:


                              30.4.97    30.4.96
                              -------    -------
          M.J. STANNARD         500        500

TAX STATUS
----------

The Director is of the Opinion that the Company is a close Company as defined by the S414 Income and Corporation Taxes Act 1988.

DIRECTORS RESPONSIBILITIES
--------------------------

Company law requires the director to prepare financial statements for each financial year which give true and fair view of the state of affairs of the company at the end of the year and of the profit and loss for the year ended.

In preparing those financial statements, the director is required to select suitable accounting policies, as described on page 8, and then apply them on a consistent basis, making judgements and estimates that are prudent and reasonable. The director must also prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The director is responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and enable him to ensure that the financial statements comply with the

                               DAXBOURNE LIMITED


            DIRECTOR'S REPORT FOR THE YEAR ENDED 30/TH/ APRIL 1997

(CONTINUED)

Companies Act 1985. The director is also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

POST BALANCE SHEET EVENT
------------------------

There have been significant events which have occurred since the year end and these are covered in note 19 of the financial statements.

AUDITOR
-------

A resolution to re-appoint F.L.R. Linnington FAPA ATII, as auditor for the ensuing year will be proposed at the annual general meeting in accordance with section 385 of the Companies Act 1985.


Registered Office:            Signed on behalf of the Director
9 Fenning Street
London
SE1 9QR                       /s/ R R Searle
                              --------------------------
                              R R Searle
                              Company Secretary


Approved by the director on 5/th/ September 1997

                    REPORT OF THE AUDITOR TO THE MEMBERS OF

                               DAXBOURNE LIMITED

I have audited the Financial Statements on pages 4 to 14 in accordance with approved auditing standards.

RESPECTIVE RESPONSIBILITIES OF DIRECTOR AND AUDITOR

As described in the director's report, the director of the company is responsible for the preparation of financial accounts. It is my responsibility to form an independent opinion, based on my audit, on those statements and to report my opinion to you.

BASIS OF OPINION

I conducted my audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial accounts. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial accounts, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

I planned and performed my audit so as to obtain all the information and explanations which I considered necessary in order to provide me with sufficient evidence to give reasonable assurance that the financial accounts are free from material misstatement, whether caused by fraud or other irregularity or error. In forming my opinion I also evaluated the overall adequacy of the presentation of information in the financial statements.

In my opinion the Financial Statements, which have been prepared under the historical cost convention, give a true and fair view of the state of affairs of the Company and the Group at the 30/th/ April 1997 and of its Profit and Loss results and Cash Flows for the year then ended and have been properly prepared in accordance with the Companies Act 1985 applicable to small companies.



                                    /s/ F.L.R. Linington
                                    -----------------------------------------
                                    F.L.R. LININGTON, F.A.P.A., A.T.I.I.
                                    Registered Auditor
                                    ------------------

83 High Street
Caterham
Surry
CR3 5UF

22/nd/ October 1997

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

                     CONSOLIDATED PROFIT AND LOSS ACCOUNTS
                     FOR THE YEAR ENDED 30/TH/ APRIL 1997

                                                        NOTES         1997                1996
                                                        ----          ----                ----
Turnover                                                 2     (Pounds)3,081,397   (Pounds)3,345,291

Cost of sales                                                           (991,350)         (1,191,592)
                                                                       ---------         -----------
     Gross profit                                                      2,090,047           2,153,699



Non-operating expenses
----------------------

Distribution costs                                                       (83,802)           (128,156)

Administration costs                                                  (1,400,973)         (1,717,677)
                                                                      -----------         -----------
     Operating profit                                    3               605,272             307,866



Other operating income
----------------------

Interest receivable                                      4                12,097              10,220
                                                                          ------              ------
                                                                         617,369             318,086

Interest payable                                         5                (6,259)            (30,703)
                                                                          ------             -------
     Profit on ordinary activities before taxation                       611,110             287,383

Taxation                                                 6              (182,468)           (139,553)
                                                                        --------            --------
                                                                         428,642             147,830

Dividends                                                                (80,000)                ---
                                                                        --------            --------
                                                                 (Pounds)348,642     (Pounds)147,830
                                                                 ===============     ===============


Profit in the year in -
-----------------------

     The Company                                                 (Pounds)142,607      (Pounds)50,841

     Subsidiaries                                                        206,035              96,989
                                                                         -------              ------
                                                                 (Pounds)348,642     (Pounds)147,830
                                                                 ===============     ===============

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

                          CONSOLIDATED BALANCE SHEET
                            AS AT 30/TH/ APRIL 1997


                                          NOTES               1997              1996
                                          -----               ----              ----
Fixed Assets
------------

Tangible assets                               7    (Pounds)313,631   (Pounds)304,268
                                                   ===============   ===============



Current Assets
--------------

Stocks                                        9            393,886           399,854

Debtors                                      10            329,485           279,035

Cash at bank and in hand                                   561,122           330,995
                                                           -------           -------
                                                         1,284,493         1,009,884

Current Liabilities
-------------------

Amounts falling due within one year          11           (545,014)         (608,382)
                                                          ---------         ---------
          Net Current Assets                       (Pounds)739,479   (Pounds)401,502
                                                   ================  ================

Total Assets Less Liabilities                            1,053,110           705,770

Creditors due after more than one year       12             (2,279)           (3,581)
                                                            -------           -------
                                                 (Pounds)1,050,831   (Pounds)702,189
                                                 ==================  ================


Capital Reserves
----------------

Share capital                                13                500               500

Reserves                                     14          1,050,331           701,689
                                                         ---------           -------
                                                 (Pounds)1,050,831   (Pounds)702,189
                                                 =================   ===============

                               DAXBOURNE LIMITED

                                 BALANCE SHEET
                            AS AT 30/TH/ APRIL 1997

                                             NOTES             1997              1996
                                             -----             ----              ----
Fixed Assets
------------

Tangible assets                               7        (Pounds)309,450   (Pounds)291,494

Investments                                   8                 70,500            70,500
                                                       ---------------   ---------------
                                                       (Pounds)379,950   (Pounds)361,994
                                                       ===============   ===============
Current Assets
--------------

Stocks                                        9                393,886           399,854
Debtors                                      10                331,594           296,727
Cash at bank and in hand                                       538,324           309,966
                                                       ---------------   ---------------
                                                             1,263,804         1,006,547
Current Liabilities
Amounts falling due within one year          11             (1,227,927)       (1,094,019)
                                                        --------------   ---------------
     Net Current Assets                                 (Pounds)35,877   (Pounds)(87,472)
                                                        ==============   ===============
Total Assets Less Liabilities                                  415,827           274,522
Creditors due after more than one year       12                 (2,279)           (3,581)
                                                       ---------------   ---------------
                                                       (Pounds)413,548   (Pounds)270,941
                                                       ===============   ===============
Capital Reserves
----------------

Share capital                                13                    500               500
Reserves                                     14                413,048           270,441
                                                       ---------------   ---------------
                                                       (Pounds)413,548   (Pounds)270,941
                                                       ===============   ===============

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

                       CONSOLIDATED CASH FLOW STATEMENT
                     FOR THE YEAR ENDED 30/TH/ APRIL 1997

                                                          1997              1996
                                                    ----------------  ----------------
NET CASH INFLOW FROM OPERATING ACTIVITIES           (Pounds)487,998   (Pounds)387,199

TAXATION
   Corporation tax paid                                    (130,509)         (182,351)
INVESTING ACTIVITIES
   Receipts from sale of fixed assets                         8,200             5,585
                                                    ---------------   ---------------
NET CASH INFLOW BEFORE FINANCING                            365,689           210,433

FINANCING
   Purchase of fixed assets                                 (55,562)          (35,083)
   Dividend                                                 (80,000)              ---
                                                    ---------------   ---------------
NET CASH OUTFLOW FROM FINANCING                            (135,562)          (35,083)
                                                    ---------------   ---------------

INCREASE IN CASH AND CASH EQUIVALENTS               (Pounds)230,127   (Pounds)175,350
                                                    ===============   ===============


RECONCILIATION OF OPERATING PROFIT TO NET CASH
INFLOW FROM OPERATING ACTIVITIES:

   Operating profit                                 (Pounds)611,110   (Pounds)287,383
   Depreciation                                              37,997           165,271
   (Increase)/decrease in debtors                           (50,450)          (31,416)
   Increase/(decrease) in creditors                        (116,627)          (87,895)
   (Increase)/decrease in stocks                              5,968            53,856
                                                    ---------------   ---------------
NET CASH INFLOW FROM OPERATING ACTIVITIES           (Pounds)487,998   (Pounds)387,199
                                                    ===============   ===============

ANALYSIS OF CHANGES IN CASH AND CASH EQUIVALENTS
DURING THE YEAR

   Balance brought forward                          (Pounds)330,995
   Net cash inflow                                          230,127
                                                    ---------------
    Balance carried forward                         (Pounds)561,122
                                                    ===============

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

            NOTES TO ACCOUNTS FOR THE YEAR ENDED 30/TH/ APRIL 1997
                   FORMING PART OF THE FINANCIAL STATEMENTS


1.   ACCOUNTING POLICIES
     -------------------

     BASIS OF ACCOUNTING

     The accounts have been prepared under the historical cost convention and in accordance with applicable accounting standards.

     The historical cost convention has been modified to include revaluation of land and buildings.

     CONSOLIDATION

     The Consolidated Financial Statements incorporate the Accounts of the Company and all its subsidiaries being made up to 30/th/ April 1997 in accordance with the Companies Act 1985. A separate Profit and Loss Account for Daxbourne Limited is not presented as the result of the Company are disclosed in the consolidated Profit and Loss Account.

     The effect of events related to the year ended 30/th/ April 1997 which occurred before 5/th/ September 1997, the date of approval of the Financial Statements by the Board of Directors have been included in the Statements to the extent required to show a true and fair view of the state of affairs at 30/th/ April 1997 and the results for the year ended on that date.

     TAXATION

     The charge for taxation is based on the Profit for the year and takes into account taxation deferred because of timing differences between the treatment of certain items for taxation and accounting purposes. No provision for deferred taxation is made if there is reasonable evidence that such deferred taxation will not be payable in the foreseeable future.

     TURNOVER

     Turnover represents the net invoiced sale of goods, excluding VAT.

     TANGIBLE FIXED ASSETS

     No depreciation is provided on freehold property which is maintained such that its estimated residual value is in excess of the book value in these financial statements.
     Depreciation is provided on other fixed assets at the following annual rates in order to write off each asset over its estimated useful life:

          Motor Vehicles          25% on net book value
          Plant and Equipment     10% on cost
          Computer Equipment      20% on cost

     INTANGIBLE FIXED ASSETS

     Costs have been capitalized and are amortized over the estimated life of the asset as follows:

          Goodwill: in equal installments over three years

     STOCKS

     Stocks are valued at the lower of cost and net realizable value after making due allowance for obsolete and slow-moving items. There has been an amendment during the year to the basis used for stock from FIFO to average cost. In valuing stock the Company has continued with its policy of applying a fixed exchange rate for the US Dollar of $1.50/(Pounds)1.

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

            NOTES TO ACCOUNTS FOR THE YEAR ENDED 30/TH/ APRIL 1997
             FORMING PART OF THE FINANCIAL STATEMENTS (CONTINUED)


     HIRE PURCHASE AGREEMENTS

     Assets held under hire purchase agreements are capitalized and disclosed under tangible fixed assets at their fair value. The capital element of the future payments is treated as a liability and the interest is charged to the profit and loss account.

     OPERATING LEASE AGREEMENTS

     Rentals applicable to operating leases where substantially all of the benefits and risks of ownership remain with the lessor are charged against profits as incurred.

     PENSION COSTS

     The Company operates a defined contribution pension scheme. Contributions payable for the year are charged in the profit and loss account. The level of contributions is calculated with actuarial advice. Independent actuarial valuations of the scheme are made every three years.

2.   TURNOVER
     --------

     The Turnover and Profit (1996 - Profit) before taxation for the year is attributable to the principal activity of the Company which is importing and distributing a range of products.

     In the opinion of the Director's, 5% of the company's turnover is attributable to geographical markets outside of the UK. (1996 - 5%).

3.   OPERATING PROFIT
     ----------------

                                                               1997            1996
                                                               ----            ----
           Operating profits is stated after charging:

           Directors Emoluments                           (Pounds)85,389  (Pounds)57,153

           Directors Pension                                      26,250          17,500

           Depreciation of Fixed Tangible Assets                  37,993          30,271

           Depreciation of Intangible Assets                         ---         135,000

           Auditors Renumeration                                  36,000          24,650


4.   INTEREST RECEIVABLE
     -------------------

                                          1997            1996
                                          ----            ----
           Interest from Bank Deposits    (Pounds)12,097  (Pounds)10,220

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

            NOTES TO ACCOUNTS FOR THE YEAR ENDED 30/TH/ APRIL 1997
             FORMING PART OF THE FINANCIAL STATEMENTS (CONTINUED)

5.   INTEREST PAYABLE
     ----------------

                                                           1997                 1996
                                                           ----                 ----
          Finance Charges                                  (Pounds)656          (Pounds)711

          Other interest and similar charges                     5,603               29,992
                                                                 -----               ------

                                                         (Pounds)6,259       (Pounds)30,703
                                                         =============       ==============


6.   TAXATION
     --------

                                                           1997                 1996
                                                           ----                 ----

          UK Corporation Tax on profits for the year     (Pounds)192,649      (Pounds)140,700

          Prior Year's Adjustment                                (10,181)              (1,147)
                                                                  ------                -----

                                                         (Pounds)182,468      (Pounds)139,553
                                                         ===============      ===============


7.   FIXED TANGIBLE ASSETS
     ---------------------

                                                    FREEHOLD           PLANT &
                       Group                        PROPERTY          MACHINERY           TOTAL
                       -----                        --------          ---------           -----
          At 1/st/ May 1996                         (Pounds)200,000   (Pounds)273,705     (Pounds)473,705

          Additions                                             ---            55,563              55,563

          Disposals                                             ---           (64,108)            (64,108)
                                                                ---            ------              ------

          At 30/th/ April 1997                      (Pounds)200,000   (Pounds)265,160     (Pounds)465,160
                                                    ===============   ===============     ===============


          Depreciation
          ------------

          At 1/st/ May 1996                             (Pounds)---   (Pounds)169,437     (Pounds)169,437

          Charge for year                                       ---            31,153              31,153

          Disposals                                             ---           (49,061)            (49,061)
                                                                ---            ------              ------

          At 30/th/ April 1997                          (Pounds)---   (Pounds)151,529     (Pounds)151,529
                                                        ===========   ===============     ===============


          Net 30/th/ April 1997                     (Pounds)200,000   (Pounds)113,631     (Pounds)313,631
                                                    ===============   ===============     ===============

          Net 30/th/ April 1996                     (Pounds)200,000   (Pounds)104,268     (Pounds)304,268
                                                    ===============   ===============     ===============

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

            NOTES TO ACCOUNTS FOR THE YEAR ENDED 30/TH/ APRIL 1997
             FORMING PART OF THE FINANCIAL STATEMENTS (CONTINUED)


8.   FIXED TANGIBLE ASSETS (continued)
     ---------------------

                                                            FREEHOLD                     PLANT &
                       Company                              PROPERTY                    MACHINERY             TOTAL
                       -------                              --------                    ---------             -----

          At 1/st/ May 1996                                 (Pounds)200,000             (Pounds)214,120       (Pounds)414,120

          Additions                                                     ---                      55,365                55,365

          Disposals                                                     ---                     (21,113)              (21,113)
                                                                        ---                      ------                ------

          At 30/th/ April 1997                              (Pounds)200,000             (Pounds)248,372       (Pounds)448,372
                                                            ===============             ===============       ===============


          Depreciation
          ------------

          At 1/st/ May 1996                                     (Pounds)---             (Pounds)122,627       (Pounds)122,627

          Charge for year                                               ---                      29,493                29,493

          Disposals                                                     ---                     (13,198)              (13,198)
                                                                        ---                      ------                ------

          At 30/th/ April 1997                                  (Pounds)---             (Pounds)138,922       (Pounds)138,922
                                                                ===========             ===============       ===============


          Net 30/th/ April 1997                             (Pounds)200,000             (Pounds)109,450       (Pounds)309,450
                                                            ===============             ===============       ===============

          Net 30/th/ April 1996                             (Pounds)200,000              (Pounds)91,494       (Pounds)291,494
                                                            ===============              ==============       ===============


9.   FIXED ASSET INVESTMENTS
     -----------------------

                                                                          1997                   1996
                                                                          ----                   ----
     Subsidiary Companies                 Shares at cost                  (Pounds) 70,500        (Pounds) 70,500
                                                                          ===============        ===============

     GROUP ACCOUNTS AND SUBSIDIARIES
     The Company's subsidiaries are:

                                     Registered Number
                                       & Country of                Holding of                 Share Capital     Profit/(Loss) for
     Subsidiary Companies             Incorporation              Ordinary shares              and Reserves           the Year
     --------------------            -----------------           ---------------              -------------     -----------------
     Postinstant Limited             1559076, England                 100%                      688,111               186,288

     M.C. Hairways Limited           2758010, England                 100%                      (82,827)               19,748

     Stock purchases by subsidiaries from Daxbourne Limited were conducted at an appropriate transfer price.

     M.C. Hairways Limited ceased to trade during the year ended 30/th/ April 1997.

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

            NOTES TO ACCOUNTS FOR THE YEAR ENDED 30/TH/ APRIL 1997
             FORMING PART OF THE FINANCIAL STATEMENTS (CONTINUED)


10.  STOCKS
     ------

                                                        1997                              1996
                                                        ----                              ----
                                               Group           Company            Group           Company
                                               -----           -------            -----           -------
          Goods for resale                (Pounds)393,886   (Pounds)393,886   (Pounds)399,854   (Pounds)399,854
                                          ===============   ===============   ===============   ===============

11.  DEBTORS
     -------

                                                        1997                              1996
                                                        ----                              ----
          Due within one year:                 Group           Company            Group           Company
                                               -----           -------            -----           -------
          Trade Debtors                   (Pounds)264,891   (Pounds)245,530   (Pounds)221,658   (Pounds)180,113

          Prepayments & accrued income             64,594            71,889            57,377            20,100

          Intergroup                                  ---            14,175               ---            96,514
                                                      ---            ------               ---            ------
                                          (Pounds)329,485   (Pounds)331,594   (Pounds)279,035   (Pounds)296,727
                                          ===============    ==============   ===============   ===============

12.  CREDITORS
     ---------

                                                                 1997                              1996
                                                                 ----                              ----
                                                        Group           Company            Group           Company
                                                        -----           -------            -----           -------
          Amounts falling due within one year:
          ------------------------------------

          Due to Subsidiaries                       (Pounds)---      (Pounds)847,833    (Pounds)---      (Pounds)579,787

          Trade Creditors                                  72,224             56,930           77,594             69,185

          Hire Purchases                                    1,302              1,302            1,342              1,342

          Other Creditors                                 471,488            321,862          529,446            443,705

          Bank Overdrafts (See note 15)                       ---                ---              ---                ---
                                                              ---                ---              ---                ---
                                                  (Pounds)545,014  (Pounds)1,227,927  (Pounds)608,382  (Pounds)1,094,019
                                                  ===============  =================  ===============  =================

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

            NOTES TO ACCOUNTS FOR THE YEAR ENDED 30/TH/ APRIL 1997
             FORMING PART OF THE FINANCIAL STATEMENTS (CONTINUED)


13.  CREDITORS
     ---------

                                                                        1997                         1996
                                                                        ----                         ----
                                                               Group          Company        Group          Company
                                                               -----          -------        -----          -------
          Amounts falling due after more than one year:
          ---------------------------------------------

          Other Creditors                                  (Pounds)2,279  (Pounds)2,279  (Pounds)3,581  (Pounds)3,581
                    `                                      =============  =============  =============  =============

14.  SHARE CAPITAL
     -------------

          Authorized                                                        1997          1996
          ----------                                                        ----          ----
          1,000 Ordinary Shares of (Pounds)1 each                      (Pounds)1,000  (Pounds)1,000
                                                                       =============  =============
          Issued
          ------
          500 Ordinary Shares                                            (Pounds)500    (Pounds)500
                                                                         ===========    ===========

15.  RESERVES
     --------

                                                                             Capital
                                                                            Redemption
                                                         Profit & Loss       Reserve            Total
                                                         -------------       -------            -----
               Group
               -----
As at 1/st/ May 1996                                    (Pounds)701,189     (Pounds)500    (Pounds)701,689

Transfer from Profit & Loss A/c                                 348,642             ---            348,642
                                                                -------             ---            -------
As at 30/th/ April 1997                               (Pounds)1,049,831     (Pounds)500  (Pounds)1,050,331
                                                      =================     ===========   ================
             Company
             -------
As at 1/st/ May 1996                                    (Pounds)269,941     (Pounds)500    (Pounds)270,441

Transfer from Profit & Loss A/c                                 142,607             ---            142,607
                                                                -------             ---            -------
As at 30/th/ April 1997                                 (Pounds)412,548     (Pounds)500    (Pounds)413,048
                                                        ===============     ===========    ===============

16.  CONTINGENT LIABILITY AND GUARANTEES
     -----------------------------------

     The Company has guaranteed the Bank by way of a fixed and floating charge over the undertaking and assets of the Company to a maximum of (Pounds)200,000.

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

            NOTES TO ACCOUNTS FOR THE YEAR ENDED 30/TH/ APRIL 1997
             FORMING PART OF THE FINANCIAL STATEMENTS (CONTINUED)


17.  COMMITMENTS UNDER HIRE PURCHASE AGREEMENTS
     ------------------------------------------

     Future commitments under hire purchase agreements are as follows:

                                                 1997            1996
                                                 ----            ----
     Amounts payable within 1 year               (Pounds)1,998   (Pounds)1,998

     Amounts payable between 2 to 5 years                3,497           5,495
                                                         -----           -----

                                                         5,495           7,493

     Interest and finance charges relating to
      future periods                                    (1,914)         (2,570)
                                                        -------         -------

                                                 (Pounds)3,581   (Pounds)4,923
                                                 ==============  ==============

18.  COMMITMENTS UNDER OPERATING LEASES
     ----------------------------------

     At 30/th/ April 1997 the Company had annual commitments under non-cancellable operating leases as set out below.

                                                  1997            1996
                                                  ----            ----

     ASSETS OTHER THAN LAND AND BUILDINGS

     Operating leases                        (Pounds)17,850  (Pounds)17,495
                                             ==============  ==============

19.  POST BALANCE SHEET EVENTS
     -------------------------

     Several events having significant impact on an understanding of the accounts have occurred between the year end and the date of the auditor's signature. These are:

     OFFER FOR THE COMPANY

     An offer has been made for the entire share capital of the Company. Amounts stated for provisions are calculated on the basis that neither party will seek to restructure the Company in the short to medium term.

     CHANGE IN SHARE OWNERSHIP

     The majority of the issued share capital of the Company has been transferred to a trust.

     DIVIDENDS

     On 19 June 1997 a dividend of (Pounds)280,000 was declared and paid.

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES
                                  (Unaudited)



     The Historical Daxbourne Limited Financial Statements are presented using generally accepted accounting principles of the United Kingdom. In management's opinion, there are no material variations in the accounting principles, practices and methods used in preparing these financial statements from the principles, practices and methods accepted in the United States.